UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  December 22, 2011

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Telecom HOLDRS (SM) Trust
[Issuer with respect to the receipts]

Delaware (State or other jurisdiction of incorporation)	001-15651 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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One Bryant Park
New York, New York 10036
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Termination

Pursuant to the notice given on November 22, 2011 by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Initial Depositor, to The Bank of New York Mellon, as Trustee, the Telecom HOLDRS Trust will be terminated as of the Trustee’s close of business on December 23, 2011.

The Trustee disseminated the revised notice of termination to Cede & Co., the sole owner of the receipts issued by the Telecom HOLDRS Trust, on or around November 22, 2011.

Effect of Termination of the Telecom HOLDRS Trust

The following sequence of events will take place following the termination.  After the termination, the Telecom HOLDRS Trust will liquidate in accordance with its Depositary Trust Agreement.  Under that agreement:

•	No new Telecom HOLDRS will be issued and trading of these HOLDRS on the NYSE Arca will be permanently suspended after the close of trading on December 23, 2011. No other listing will be made.
•	The Trustee will discontinue the registration of transfers of Telecom HOLDRS, suspend the distribution of dividends or other distributions to owners thereof, and will not give any further notices.
•
During the period following the termination in which the Trustee holds the underlying securities, owners of Telecom HOLDRS will have the right to withdraw the underlying securities evidenced by their Telecom HOLDRS, together with any dividends or other distributions or net proceeds from the sale of any rights or other property received with respect thereto, by delivering a round-lot or an integral multiple of a round lot of Telecom HOLDRS to the Trustee and paying the applicable taxes, other charges (if any) and Trustee’s fees.  The Trustee has advised that the fee will be up to $10.00 for each round-lot of 100 Telecom HOLDRS or portion thereof.

•
After a period of four (4) months following the termination, the Trustee has the right to sell the underlying securities then held by the Telecom HOLDRS Trust and, when exercised, will thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the owners of Telecom HOLDRS that have not theretofore been surrendered.  At such time owners of outstanding Telecom HOLDRS will become general creditors of the Trustee with respect to such net proceeds.  The Trustee has announced it has decided to extend the period during which owners of HOLDRS may surrender their HOLDRS and request delivery of the underlying securities from four (4) months to twelve (12) months following the termination.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Telecom HOLDRS Trust Prospectus Supplement dated December 22, 2011, to Prospectus dated March 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: December 22, 2011	By:	/s/ Liam B. O’Neil
	Name:	Liam B. O’Neil
	Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Telecom HOLDRS Trust Prospectus Supplement dated December 22, 2011, to Prospectus dated March 15, 2011.